UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------
                                    FORM 8-K
                                 --------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2006

                            HILL INTERNATIONAL, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-50781                 20-0953973
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

       303 Lippincott Centre, Marlton, NJ                           08053
--------------------------------------------------                ----------
     (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (856) 810-6200

                        Arpeggio Acquisition Corporation
                        --------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 2 Financial Statements

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On June 28, 2006, Arpeggio Acquisition Corporation, a Delaware corporation ("Arpeggio"), consummated a merger with Hill International, Inc., a Delaware corporation ("Hill"), in which Hill merged with and into Arpeggio pursuant to an Agreement and Plan of Merger dated December 5, 2005, as amended ("Merger Agreement"), among Arpeggio, Hill and certain stockholders of Hill. At the closing of the merger, all Hill stockholders and their designees were issued an aggregate of 14,500,000 shares of Arpeggio common stock. On June 28, 2006, Arpeggio and Hill issued a press release announcing the closing of the transaction (the "Closing"), a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

      In connection with the approval of the above described transaction, the Arpeggio stockholders adopted (1) an amendment to the Certificate of Incorporation of Arpeggio to change the name of Arpeggio from Arpeggio Acquisition Corporation to Hill International, Inc., (2) an amendment to the Certificate of Incorporation of Arpeggio to increase the number of authorized shares of Arpeggio common stock from 30,000,000 to 75,000,000, (3) an amendment to the Certificate of Incorporation of Arpeggio to remove the preamble and Sections A through D, inclusive, of Article Sixth from the Certificate of Incorporation from and after the closing of the merger, and to redesignate Section E of Article Sixth as Article Sixth and (4) the 2006 Employee Stock Option Plan, which reserves 1,140,000 shares of common stock for issuance in accordance with the plan's terms.

      Upon the Closing, Arpeggio changed its name to Hill International, Inc. and is hereinafter referred to as the "Company."

      The Company's common stock, warrants and units ceased trading on the Over-the-Counter Bulleting Board and began trading on the Nasdaq National Market on June 29, 2006 under the symbols HINT, HINTW and HINTU, respectively.

Item 2.02 Results of Operations and Financial Condition.

      Reference is made to the disclosure described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "Hill's Management's Discussion and Analysis of Financial Condition and Results of Operations" beginning on page 91, which is incorporated herein by reference.

Section 3 Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities


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

      Reference is made to the disclosure described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "The Merger Agreement - Merger Consideration" beginning on page 56, which is incorporated herein by reference. The Company has claimed an exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the merger.

Item 3.03 Material Modification to Rights of Security Holders

            Reference is made to the disclosure described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, the Section entitled "Article Sixth Amendment Proposal" on page 73, which is incorporated herein by reference.

Section 5 Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

      Reference is made to the disclosure described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "The Merger Agreement" beginning on page 56, which is incorporated herein by reference.

Business

      The business of the Company is described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "Business of Hill" beginning on page 83 and is incorporated herein by reference.

Risk Factors

      The risks associated with the Company's business are described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "Risk Factors" beginning on page 25 and is incorporated herein by reference.

Financial Information

      Reference is made to the disclosure set forth under Items 2.02 and 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Employees

      The employees of the Company are described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "Business of Hill - Employees" on page 89 and is incorporated herein by reference.

Properties

      The facilities of the Company are described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "Business of Hill - Facilities" on page 89 and is incorporated herein by reference.


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

Security Ownership of Certain Beneficial Owners and Management

      The beneficial ownership of the Company's common stock immediately after the consummation of the merger is described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "Beneficial Ownership of Securities" beginning on page 120 and is incorporated herein by reference.

Directors and Executive Officers

      The directors and executive officers of the Company upon the consummation of the Merger Agreement are described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "Directors and Executive Officers of Arpeggio Following the Merger" beginning on page 113 and is incorporated herein by reference.

Executive Compensation

      The executive compensation of the Company's executive officers and directors is described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "Directors and Executive Officers of Arpeggio Following the Merger -Executive Compensation" beginning on page 118 and is incorporated herein by reference.

Certain Relationships and Related Transactions

      The certain relationships and related party transactions are described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "Certain Relationships and Related Party Transactions" beginning on page 123 and is incorporated herein by reference.

Legal Proceedings

      The legal proceedings of the Company are described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "Business of Hill -Legal Proceedings" beginning on page 89 and is incorporated herein by reference, except for the fourth and fifth paragraphs of such section, which are updated herein as follows:

       On September 22, 1999, Wartsila NSD North America, Inc. filed a complaint against Hill in the United States District Court of New Jersey. Wartsila alleged negligence, breach of contract and fraud against Hill in connection with plaintiff's hiring of a former Hill employee and sought damages in excess of $7.3 million. A jury verdict was rendered on March 6, 2006. The jury found that Hill was negligent and breached the contract with plaintiff but that Hill did not commit fraud. The jury established damages at $2.0 million. Hill filed a motion to enter judgment consistent with the parties' contract which contains a limitation of liability clause, limiting Hill's liability, absent fraud, to direct damages only, and not indirect or consequential damages. On March 28, 2006, the court entered judgment in the case on the jury's verdict in the amount of $2.0 million, but the court stayed enforcement of that judgment pending the decision of Hill's motion. On June 28, 2006, the court denied Hill's motion. The court thus affirmed the award of $2.0 million, plus interest. Hill intends to appeal the court's ruling on its motion. The Company is entitled to indemnification from the former-stockholders of Hill International Inc. (the non-surviving party to the merger which the Company consummated on June 28, 2006) for damages incurred by the Company in connection with this matter. The aggregate amount of indemnification for all matters, other than tax matters, for which the former-stockholders have indemnified the Company is up to the value of 1.45 million shares of the Company's common stock.


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

       On May 24, 2004, Sims Group Inc. filed a demand for arbitration with the American Arbitration Association alleging breach of contract against Hill. The plaintiff was a subcontractor to Hill and sought an alleged contract balance of $1.3 million. Hill filed a counterclaim on July 2, 2004 alleging fraud and breach of contract. On June 29, 2006, the American Arbitration Association awarded Sims Group Inc. damages of $1.25 million in this matter. The Company is entitled to indemnification from the former-stockholders of Hill International, Inc. (the non-surviving party to the merger which the Company consummated on June 28, 2006) for damages incurred by the Company in connection with this matter. The aggregate amount of indemnification for all matters, other than tax matters, for which the former-stockholders have indemnified the Company is up to the value of 1.45 million shares of the Company's common stock.

Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters

      The Company's common stock, warrants and units ceased trading on the Over-the-Counter Bulleting Board and began trading on the Nasdaq Capital Market on June 29, 2006 under the symbols HINT, HINTW and HINTU, respectively.

      The market price of and dividends of the Company's common stock and related stockholder matters are described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "Price Range of Arpeggio Securities and Dividends" on page 127 and is incorporated herein by reference.

Recent Sales of Unregistered Securities

      Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning the recent sales of unregistered securities.

Description of Registrants Securities to be Registered

      The description of the Company's securities are described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Section entitled "Description of Arpeggio Common Stock and other Securities" beginning on page125 and is incorporated herein by reference.


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

Indemnification of Directors and Officers

      The Company's Certificate of Incorporation provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by the Company to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

      Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.

      "Section 145. Indemnification of officers, directors, employees and agents; insurance.

      (a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

      (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.


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

      (c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

      (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

      (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

      (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

      (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

      (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.


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

      (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

      (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees)."

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      Paragraph B of Article Eighth of the Company's Amended and Restated Certificate of Incorporation provides:

      "The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby."


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

Financial Statements and Supplementary Data

      Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary Data of the Company.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

      Reference is made to the disclosure set forth under Item 4.01 of the Company's Current Report on Form 8-K dated June 28, 2006, which disclosure is incorporated herein by reference.

Financial Statements and Exhibits

      Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective as of the Closing, and as a result of the merger of Hill with and into Arpeggio, all of the officers of the Company and all of the directors (other than Eric S. Rosenfeld and Arnaud Ajdler) resigned. Messrs. Irvin E. Richter, David L. Richter, Brian W. Clymer, William J. Doyle and Alan S. Fellheimer were appointed as directors of the Company. In addition, Mr. Irvin E. Richter was appointed as Chairman of the Board and Chief Executive Officer of the Company, Mr. David L. Richter was appointed President and Chief Operating Officer, Mr. Raouf S. Ghali was appointed President, Project Management Group (International), Mr. Frederic Z. Samelian was appointed as President, Construction Claims Group, Mr. Ronald F. Emma was appointed Senior Vice President of Finance and Mr. Stuart S. Richter was appointed Senior Vice President. Reference is made to the disclosure described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006 in the Section entitled "Directors and Executive Officers of Arpeggio Following the Merger" beginning on page 112, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

      In connection with the transactions described above, the Certificate of Incorporation of the Company was amended and restated. The form of Amended and Restated Certificate of Incorporation was filed as Annex B to the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006 and is incorporated herein by reference.


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

Item 5.06 Change in Shell Company Status

      The material terms of the transaction by which Hill merged with and into Arpeggio are described in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006 in the Section entitled "The Merger Agreement" beginning on page 56 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Financial Statements

      The financial statements and selected financial information of the Company are included in the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006, in the Sections entitled "Selected Summary Historical and Pro Forma Consolidated Financial Information," "Unaudited Pro Forma Condensed Consolidated Financial Statements" and "Index to Financial Statements" beginning on pages 21, 67 and F-1, respectively, and are incorporated herein by reference.

Exhibits

    Exhibit       Description
    -------       -----------
      2.1         Agreement and Plan of Merger dated December 5, 2005, as
                  amended, by and among Arpeggio Acquisition Corporation, Hill
                  International, Inc. and the then stockholders of Hill
                  International, Inc., as amended (Included as Annex A of the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006 and incorporated by reference herein).

      3.1 Amended and Restated Certificate of Incorporation of Arpeggio Acquisition Corporation (Included as Annex B of the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006 and incorporated by reference herein).

      10.1 Form of 2006 Employee Stock Option Plan (Included as Annex C of the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006 and incorporated by reference herein).

      10.2 Form of Voting Agreement (Included as Annex E of the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006 and incorporated by reference herein).

      10.3 Form of Escrow Agreement (Included as Annex F of the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006 and incorporated by reference herein).

      10.4 Form of Irvin E. Richter Employment Agreement (Included as Annex G of the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006 and incorporated by reference herein).


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

      10.5 Form of David L. Richter Employment Agreement (Included as Annex H of the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006 and incorporated by reference herein).

      10.6 Form of Stuart S. Richter Employment Agreement (Included as Annex I of the Definitive Proxy Statement (No. 000-50781), dated June 5, 2006 and incorporated by reference herein).

      10.7        Limited Liability Company Agreement of Stanley Baker Hill,
                  LLC.

      10.8 Joint Venture Operating Agreement dated April 8, 2004 of Stanley Baker Hill.

      10.9 Subconsultant Agreement dated August 27, 2004 between Hill International, Inc. and Stanley Baker Hill, LLC.

      10.10 Contract for Construction Management/Build Services dated February 11, 2004 between Hill International, Inc. and City of New York, Department of Design and Construction.

      99.1        Press Release announcing the Closing filed June 28, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2006                     HILL INTERNATIONAL, INC.


                                        By: /s/ Irvin E. Richter
                                            ------------------------------------
                                        Name:  Irvin E. Richter
                                        Title: Chairman and Chief Executive
                                               Officer


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